UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            August 10, 2006
LAND O’LAKES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North
Arden Hills, Minnesota		55126

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (651) 481-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURES

ITEM 8.01 OTHER EVENTS
     Land O’Lakes, Inc. announced today that it has mandated JPMorgan Chase Bank to arrange an amended and restated $225 million, five-year secured revolving credit facility. This facility would replace the existing $200 million revolving credit facility arranged in 2001, which terminates in January 2007. In addition, the Company has mandated CoBank, ACB to arrange an amended and restated $200 million, five-year receivables securitization facility. This facility would replace the existing $200 million securitization facility arranged in 2001, which terminates in January 2007. Both transactions are expected to close on or before August 31, 2006, subject to successful negotiation of definitive documentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: August 10, 2006	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President and Chief Financial Officer